                                                                   EXHIBIT 10.10

                                     NON-STANDARDIZED 401(K) PROFIT SHARING PLAN

                             ADOPTION AGREEMENT FOR

                                      ARS

                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

The undersigned Employer adopts Administaff Retirement Services, L.P. Prototype Non-Standardized Profit Sharing Plan and Trust and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan

EMPLOYER INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.    EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

      Name:    Adam's Laboratories, Inc.
               -----------------------------------------------------------------

               -----------------------------------------------------------------

      Address: 14801 Sovereign Rd
               -----------------------------------------------------------------
                                                 Street


                  Fort Worth                TX              76155
               -----------------------------------------------------------------
                   City                    State            Zip

      Telephone:   817-354-3858
                -----------------------------------------

2.    EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER    75-2725552
                                                --------------------------------

3.    TYPE OF ENTITY
      a. [X] Corporation (including Tax-exempt or Non-profit Corporation)
      b. [ ] Professional Service Corporation
      c. [ ] S Corporation
      d. [ ] Limited Liability Company that is taxed as:
            1. [ ] a partnership or sole proprietorship
            2. [ ] a Corporation
            3. [ ] an S Corporation
      e. [ ] Sole Proprietorship
      f. [ ] Partnership (including Limited Liability)
      g. [ ] Other:
                   -------------------------------------------------------------

      AND, the Employer is a member of (select all that apply):
      h. [ ] a controlled group
      i. [ ] an affiliated service group

4.    EMPLOYER FISCAL YEAR means the 12 consecutive month period:

      Beginning on             July 1                 (e.g., January 1st)
                        ------------------------------
                               month       day

      and ending on            June 30
                        ------------------------------
                               month       day


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                                     NON-STANDARDIZED 401(K) PROFIT SHARING PLAN

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5.    PLAN NAME:

            Adam's Laboratories, Inc. Retirement Savings Plan
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

6.    EFFECTIVE DATE
      a. [X] This is a new Plan effective as of January 1, 2004 (hereinafter called the "Effective Date").

      b. [ ] This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective _____________ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is
             _________________

      c. [N/A] FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA '97). The original Plan effective date was ____________ (hereinafter called the "Effective Date") Except as specifically provided in the Plan, the effective date of this amendment and restatement is____________. (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7.    PLAN YEAR means the 12 consecutive month period:

      Beginning on              01         01         (e.g., January 1st)
                        ------------------------------
                               month       day

      and ending on             12         31
                        --------------------------------------
                               month       day


      EXCEPT that there will be a Short Plan Year:

      a. [ ] N/A
      b. [X] Beginning on           12          31   2003  (e.g,. July 1, 2000)
                               -------------------------------
                                   month       day,     year

             and ending on          12         31       2003
                               ----------------------------------------
                                   month       day,     year

8.    VALUATION DATE means:

      a. [X] Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).

      b. [N/A] The last day of each Plan Year.

      c. [N/A] The last day of each Plan Year half (semi-annual).

      d. [N/A] The last day of each Plan Year quarter.

      e. [N/A] Other (specify day or dates):____________ (must be at least once each Plan Year).


9.    PLAN NUMBER assigned by the Employer

      a. [X] 00l

      b. [ ] 002

      c. [ ] 003

      d. [ ] Other:______________

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10.   TRUSTEE(S):

      a. [ ] Individual Trustee(s) who serve as discretionary Trustee(s) over assets not subject to control by a corporate Trustee

            Name(s)                           Title(s)


            -------------------------------   ----------------------------------


            -------------------------------   ----------------------------------

            Address and Telephone number

            1. [ ] Use Employer address and telephone number
            2. [ ] Use address and telephone number below:

            Address:
                    ------------------------------------------------------------
                                     Street

                    ------------------------------------------------------------
                        City                          State               Zip


            Telephone:
                      ----------------------------------------------------------



      b. [X] Corporate Trustee

            Name:          Reliance Trust Company
                 ---------------------------------------------------------------
            Address:       3384 Peachtree Road NE, Suite 900
                    ------------------------------------------------------------

                        Atlanta           GA                30326-1106
                    ------------------------------------------------------------
                        City             Street                    Zip


            Telephone:   (800) 749-0752
                      -----------------------

            AND, the corporate Trustee shall serve as:

            1. [X] a directed (nondiscretionary) Trustee over all Plan assets except for the following:

            --------------------------------------------------------------------

            2. [ ] a discretionary Trustee over all Plan assets except for the following:

            --------------------------------------------------------------------


      AND, shall a separate trust agreement be used with this Plan?
      c. [ ] Yes
      d. [X] No

      NOTE: If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

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                                     NON-STANDARDIZED 401(K) PROFIT SHARING PLAN

11.   PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
      (If none is named, the Employer will become the Administrator.)
      a. [X] Employer (Use Employer address and telephone number)
      b. [ ] Use name, address and telephone number below:

            Name:    Adam's Laboratories, Inc.
                  --------------------------------------------------

                  --------------------------------------------------------------

            Address:     14801 Sovereign Rd
                    ------------------------------------------------------------
                                         Street


                      Fort Worth                 TX            76155
                    ------------------------------------------------------------
                         City                    State             Zip

            Telephone:   817-354-3858
                       ------------------

12.   CONSTRUCTION OF PLAN
      This Plan shall be governed by the laws of the state or commonwealth where the Employer's (or, in the case of a corporate Trustee, such Trustee's) principal place of business is located unless another state or commonwealth is specified:

                           Texas
      -----------------------------------------------------------------------

ELIGIBILITY REQUIREMENTS

13.   ELIGIBLE EMPLOYEES (Plan Section 1.18)
      FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN d. or e. BELOW FOR EMPLOYER CONTRIBUTIONS) means all Employees (including Leased Employees)
      EXCEPT:
      NOTE: If different exclusions apply to Elective Deferrals than to other
            Employer contributions, complete this part a.-b. for the Elective Deferral component of the Plan.

      a. [N/A] N/A No exclusions.
      b. [X] The following are excluded, except that if b.3. is selected, such Employees will be included (select all that apply):
            1. [X] Union Employees (as defined in Plan Section 1.18)
            2. [X] Non-resident aliens (as defined in Plan Section 1.18)
            3. [ ] Employees who became Employees as the result of a "Code
                   Section 410(b)(6)(C) transaction" (as defined in Plan Section 1.18)
            4. [ ] Salaried Employees
            5. [ ] Highly Compensated Employees
            6. [X] Leased Employees
            7. [ ] Other:_________________________

      HOWEVER, different exclusions will apply (select c. OR d. and/or e.):

      c. [X] N/A The options elected in a.-b. above apply for all purposes of the Plan.

      d. [N/A] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...

      e. [N/A] For purposes of Employer matching contributions...

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      IF d. OR e. IS SELECTED, the following exclusions apply for such purposes
      (select f. or g.):
      f. [N/A] N/A No exclusions
      g. [N/A] The following are excluded, except that if g.3. is selected, such Employees will be included (select all that apply):
            1. [ ] Union Employees (as defined in Plan Section 1.18)
            2. [ ] Non-resident aliens (as defined in Plan Section 1.18)
            3. [ ] Employees who became Employees as the result of a "Code
                   Section 410(b)(6)(C) transaction" (as defined in Plan Section 1.18)
            4. [ ] Salaried Employees
            5. [ ] Highly Compensated Employees
            6. [ ] Leased Employees
            7. [ ] Other:_______________________________________________________

14. THE FOLLOWING AFFILIATED EMPLOYER (Plan Section 1.6) will adopt this Plan as a Participating Employer (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses, taxpayer identification numbers and types of entities):
      NOTE: Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.
      a. [X] N/A
      b. [ ] Name of First Affiliated Employer:_________________________________

             Address:  _________________________________________________________
                                           Street

                       _________________________________________________________
                       City                     State                 Zip

      Telephone:_____________________

      Taxpayer Identification Number__________________

      AND, the Affiliated Employer is:
      c. [ ] Corporation (including Tax-exempt, Non-profit or Professional Service Corporation)
      d. [ ] S Corporation
      e. [ ] Limited Liability Company that is taxed as:
            1. [ ] a partnership or sole proprietorship
            2. [ ] a Corporation
            3. [ ] an S Corporation
      f. [ ] Sole Proprietorship
      g. [ ] Partnership (including Limited Liability)
      h. [ ] Other: _________________________________________________

15.   CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
      Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:
      NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected in b.4. or i.4. below.

      ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k. BELOW FOR EMPLOYER CONTRIBUTIONS) (select a. or all that apply of b., c., and d.):

      NOTE: If different conditions apply to Elective Deferrals than to other
            Employer contributions, complete this part a.-d. for the Elective Deferral component of the Plan.


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      a. [ ] No age or service required (Go to e.-g. below)
      b. [X] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
             1. [ ] No service requirement
             2. [ ] 1/2 Year of Service or Period of Service
             3. [ ] 1 Year of Service or Period of Service
             4. [X] 1000 (not to exceed 1,000) Hours of Service within 12 (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in b.3 above.
             5. [N/A] Other:____________________________________________________
                                (may not exceed one (1) Year of Service
                                          or Period of Service)
      c. [X] Attainment of age:
            1. [ ] No age requirement
            2. [ ] 20 1/2
            3. [ ] 21
            4. [X] Other: 18     (may not exceed 21)
                          ------
      d. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on______________and such Eligible Employee shall enter the Plan as of such date.

            The requirements to be waived are (select one or both):
            1. [ ] service requirement (will let part-time Eligible Employees in Plan)
            2. [ ] age requirement

      HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select e. OR f. and/or g.):
      e. [X] N/A The options elected in a.-d. above apply for all purposes of the Plan.
      f. [N/A] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions).
      g. [N/A] For purposes of Employer matching contributions.

      If f. OR g. IS SELECTED, the following eligibility conditions apply for such purposes:
      h. [N/A] No age or service requirements
      i. [N/A] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
            1. [ ] No service requirement
            2. [ ] 1/2 Year of Service or Period of Service
            3. [ ] 1 Year of Service or Period of Service
            4. [ ] _____ (not to exceed 1,000) Hours of Service within______(not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in
                   i.3. above
            5. [ ] 1 1/2 Years of Service or Periods of Service
            6. [ ] 2 Years of Service or Periods of Service
            7. [ ] Other:_____________________________________________________
                          (may not exceed two (2) Years of Service or Periods
                                            of Service)
            NOTE: If more than one (l) Year of Service is elected 100% immediate vesting is required.
      j. [N/A] Attainment of age:
            1. [ ] No age requirement
            2. [ ] 20 1/2
            3. [ ] 21
            4. [ ] Other:________________________________(may not exceed 21)
      k. [N/A] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on___________and such Eligible Employee shall enter the Plan as of such date.

            The requirements to be waived are (select one or both):
            1. [ ] service requirement (will let part-time Eligible Employees in
                   Plan)
            2. [ ] age requirement

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16.   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)

      An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in g.-p. below for Employer contributions):

      NOTE: If different entry dates apply to Elective Deferrals than to other
            Employer contributions, complete this part a.-f. for the Elective Deferral component of the Plan.

      a.    [N/A] the day on which such requirements are satisfied.

      b. [X] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

      c. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.

      d. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      e. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less).

      f.    [N/A] other:________________________________________________________

                  provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

      HOWEVER, different entry dates will apply (select g. OR h. and/or i.):

      g. [X] N/A The options elected in a.-f. above apply for all purposes of the Plan.

      h.    [N/A] For purposes of all Employer contributions (other than
                  Elective Deferrals and matching contributions).

      i.    [N/A] For purposes of Employer matching contributions.

      IF h. OR i. IS SELECTED, the following entry dates apply for such purposes (select one):

      j.    [N/A] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

      k.    [N/A] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.

      1.    [N/A] the first day of the Plan Year in which such requirements are satisfied.

      m.    [N/A] the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.

      n.    [N/A] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      o.    [N/A] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less).

      p.    [N/A] other:________________________________________________, provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.


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                                     NON-STANDARDIZED 401(K) PROFIT SHARING PLAN

SERVICE

17.   RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.57 and
      1.85)

      a.    [N/A] No service with a predecessor Employer shall be recognized

      b.    [X] Service with Administaff

                  will be recognized except as follows (select 1. or all that apply of 2. through 4.):

                  1.    [X] N/A, no limitations.

                  2. [N/A] service will only be recognized for vesting purposes.

                  3. [N/A] service will only be recognized for eligibility purposes.

                  4. [N/A] service prior to____________________will not be recognized.

                  NOTE: If the predecessor Employer maintained this qualified
                        Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b.1. will apply.

18.   SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)

      NOTE: If no elections are made in this Section, then the Hours of Service
            Method will be used and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.

      ELAPSED TIME METHOD shall be used for the following purposes (select all that apply):

      a.    [X] N/A. Plan only uses the Hours of Service Method.

      b.    [N/A] all purposes. (If selected, skip to Question 19.)

      c.    [ N/A] eligibility to participate.

      d.    [ N/A] vesting.

      e.    [ N/A] sharing in allocations or contributions.

      HOURS OF SERVICE METHOD shall be used for the following purposes (select all that apply):

      f.    [N/A] N/A. Plan only uses the Elapsed Time Method.

      g. [X] eligibility to participate in the Plan. The eligibility computation period after the initial eligibility computation period shall...

            1. [X] shift to the Plan Year after the initial computation period.

            2. [ ] be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.

      h.    [X] vesting. The vesting computation period shall be...

            1.    [X] the Plan Year.

            2. [ ] the date an Employee first performs an Hour of Service and each anniversary thereof.

      i. [X] sharing in allocations or contributions (the computation period shall be the Plan Year.)

      AND, IF THE HOURS OF SERVICE METHOD IS BEING USED, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to (select j. or k.):

      j.    [N/A] all Employees.

      k. [X] salaried Employees only (for hourly Employees, actual Hours of Service will be used).

      ON THE BASIS OF:

      l. [N/A] actual hours for which an Employee is paid or entitled to payment.

      m. [N/A] days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

      n.    [N/A] weeks worked. An Employee will be credited with forty-five
            (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

      o. [N/A] semi-monthly payroll periods worked. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

      p. [X] months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.


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      AND, a Year of Service means the applicable computation period during which an Employee has completed at least:

          q. [X] __1000__ (may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

VESTING

19.    VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

      Vesting for Employer Contributions (except as otherwise elected in j -q below for matching contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

      a. [ ] 100% upon entering Plan (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service )

      b.    [   ] 3 Year Cliff:
              0-2 years           0%
              3 years             100%

      c. [N/A] 5 Year Cliff:
               0-4 years           0%
               5 years             100%

      d. [N/A] 6 Year Graded:
               0-1 year            0%
               2 years             20%
               3 years             40%
               4 years             60%
               5 years             80%
               6 years             100%

      e. [N/A] 4 Year Graded:
               1 year              25%
               2 years             50%
               3 years             75%
               4 years             100%

      f. [X] 5 Year Graded:
             1 year              20%
             2 years             40%
             3 years             60%
             4 years             80%
             5 years             100%

      g. [N/A] 7 Year Graded:
                0-2 years           0%
                3 years             20%
                4 years             40%
                5 years             60%
                6 years             80%
                7 years             100%

      h. [N/A] Other - Must be at least as liberal as either c. or g. above

            Service                             Percentage

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------


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      VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS

      The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:

      i.    [N/A] N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions

      j.    [N/A] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service).

      k.    [N/A] 3 Year Cliff

      1.    [N/A] 5 Year Cliff

      m.    [N/A] 6 Year Graded

      n.    [N/A] 4 Year Graded

      o.    [N/A] 5 Year Graded

      p.    [N/A] 7 Year Graded

      q.    [N/A] Other - Must be at least as liberal as either i. or p. above

           Service                              Percentage

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

20.   FOR AMENDED PLANS (Plan Section 6.4(f))

      If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

      a. [X] Vesting schedule has not been amended, amended schedule is more favorable in ALL years or prior schedule was immediate 100% vesting.

      b.    [ ] Pre-amended schedule:

            Service                            Percentage

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

21.   TOP HEAVY VESTING (Plan Section 6.4(c))

      If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.

      a. [X] N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).


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      b.    [ ] 6 Year Graded:
                  0-1 year         0%
                  2 years          20%
                  3 years          40%
                  4 years          60%
                  5 years          80%
                  6 years          100%

      c.    [ ] 3 Year Cliff:
                  0-2 years        0%
                  3 years          100%

      d.    [ ] Other - Must be at least as liberal as either b. or c. above.

            Service                            Percentage

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      -------------------                 ---------------------

      NOTE: This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

22.   EXCLUDED VESIING SERVICE

      a.    [ ] No exclusions.

      b. [ ] Service prior to the Effective Date of the Plan or a predecessor plan.

      c.    [X] Service prior to the time an Employee has attained age 18.

23.   VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY

      Regardless of the vesting schedule, Participants shall become fully Vested upon (select a. or all that apply of b. and c.)

      a. [X] N/A. Apply vesting schedule, or all contributions to the Plan are fully Vested.

      b.    [N/A] Death.

      c.    [N/A] Total and Permanent Disability.

24.   NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the:

      a.    [X] date of a Participant's 65 birthday (not to exceed 65th).

      b. [ ] later of a Participant's ___ birthday (not to exceed 65th) or the (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

25.   NORMAL RETIREMENT DATE (Plan Section 1.46) means the:

      a.    [X] Participant's "NRA."

      OR (select one)

      b. [ ] first day of the month coinciding with or next following the Participant's "NRA."

      c.    [N/A] first day of the month nearest the Participant's "NRA."

      d.    [N/A] Anniversary Date coinciding with or next following the
                  Participant's "NRA."

      e.    [N/A] Anniversary Date nearest the Participant's "NRA."


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26.   EARLY RETIREMENT DATE (Plan Section 1.15) means the:

      a.    [ ] No Early Retirement provision provided

      b.    [X] date on which a Participant...

      c.    [N/A] first day of the month coinciding with or next following the date on which a Participant

      d.    [N/A] Anniversary Date coinciding with or next following the date on which a Participant...

      AND, if b., c. or d. is selected

      e.    [ ] attains age________

      f. [X] attains age_55_______and completes at least_5____Years of Service (or Periods of Service) for vesting purposes.

      AND, if b., c. or d. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?

      g.    [X] Yes

      h.    [ ] No

COMPENSATION

27.   COMPENSATION (Plan Section 1.11) with respect to any Participant means:

      a.    [X] Wages, tips and other compensation on Form W-2.

      b.    [ ] Section 3401(a) wages (wages for withholding purposes).

      c.    [ ] 415 safe-harbor compensation.

      COMPENSATION shall be based on the following determination period:

      d.    [X] the Plan Year.

      e.    [N/A] the Fiscal Year coinciding with or ending within the Plan
                  Year.

      f.    [N/A] the calendar year coinciding with or ending within the Plan
                  Year.

      NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified:_____________(must be a consecutive twelve month period).

      ADJUSTMENTS TO COMPENSATION

      g.    [ ] N/A, No adjustments.

      h.    [X] Compensation shall be adjusted by: (select all that apply)

            1. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 132(f)(4) (qualified transportation fringe), 402(e)(3) (401(k) plan), 402(h)(l)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan)

            2. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 1. above) and welfare benefits

            3. [ ] excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used

            4. [ ] excluding overtime

            5. [X] excluding bonuses

            6. [X] excluding commissions

            7. [N/A] other:

        ----------------------------------------------------------------

            NOTE: Options 4., 5., 6. or 7. may not be selected if an integrated allocation formula is selected (i.e., if 33.f. is selected). In addition, if 4., 5., 6., or 7. is selected, the definition of Compensation could violate the nondiscrimination rules.


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      HOWEVER, FOR SALARY DEFERRAL, AND MATCHING PURPOSES Compensation shall be adjusted by (for such purposes, the Plan automatically includes Elective Deferrals and other amounts in h.1. above):

      i.     [X] N/A. No adjustments or same adjustments as in above

      j.     [N/A] Compensation shall be adjusted by: (select all that apply)

            1.    [ ] excluding reimbursements or other expense allowances,
                      fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in h. 1. above) and welfare benefits

            2.    [ ] excluding Compensation paid during the determination
                      period while not a Participant in the component of the Plan for which the definition is being used

            3.    [ ] excluding overtime

            4.    [ ] excluding bonuses

            5.    [ ] excluding commissions

            6.    [ ] other_____________________________________________________

CONTRIBUTIONS AND ALLOCATIONS

28.   SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)
            Each Participant may elect to have Compensation deferred by:

            a.    [N/A] ___________%.

            b.    [X] up to _______80_____%.

            c.    [N/A] from_____________% to___________%.

            d.    [N/A] up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415

            AND, Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year may only elect to defer Compensation by:

            e.    [X] Same limits as specified above

            f.    [N/A] The percentage equal to the deferral limit in effect under Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(17)

            MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?

            g.    [X] No

            h. [N/A] Yes, a Participant may elect to defer up to ___% of any bonus.

            PARTICIPANTS MAY commence salary deferrals on the effective date of participation and on (must be at least once each calendar year).

                  Participants may modify salary deferral elections:

                  1.    [X] As of each payroll period

                  2.    [N/A] On the first day of the month

                  3.    [N/A] On the first day of each Plan Year quarter

                  4. [N/A] On the first day of the Plan Year or the first day of the 7th month of the Plan Year

                  5.    [N/A] Other: (must be at least once each calendar year)

            AUTOMATIC ELECTION: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation deferred?

            i.    [X] No.

            j.    [ ] Yes, by ________% of Compensation

            SHALL THERE BE a special effective date for the salary deferral component of the Plan?

            k.    [X] No.

            l.    [N/A] Yes, the effective date of the salary deferral
                        component of the Plan is ________ (enter month, day, year)

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29.   SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)

      Shall the simple 401(k) provisions of Article XIII apply?

      a.    [ X ] No. The simple 401(k) provisions will not apply

      b.    [N/A] Yes. The simple 401(k) provisions will apply

30.   401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)

      Will the ADP and/or ACP test safe harbor provisions be used? (select a, b or c)

      a.    [X] No. (If selected, skip to Question 31.)

      b. [N/A] Yes, but only the ADP (and NOT the ACP). Test Safe Harbor provisions will be used.

      c. [ ] Yes, both the ADP and ACP Test Safe Harbor provisions will be used

            IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor Contributions elected in d. or e. below?

            1. [ ] No or N/A. Any matching contributions, other than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used

            2. [ ] Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in
                  d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions (i.e., Questions 31, and 32.) that will apply in addition to any elections made in d, below. NOTE: Regardless of any election made in Question 31 , the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation

      THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:

      NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation

      d.    [ ] Safe Harbor Matching Contribution (select 1. or 2. AND 3.)

            1. [ ] Basic Matching Contribution The Employer will make Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

            2. [ ] Enhanced Matching Contribution. The Employer will make Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of:

                  a. [ ]_100__% (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed_______% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

                  b. [ ]________% of the Participant's Elective Deferrals that exceed___% of the Participant's Compensation but do not exceed_____% (if over 6% or if left blank the ACP test will still apply) of the Participant's Compensation

                  NOTE: a and b must be completed so that, at any rate of
                        Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a. match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

            3. [ ] The safe harbor matching contribution will be determined on the following basis (and Compensation for such purpose will be based on the applicable period):

                  a.    [ ] the entire Plan Year.

                  b.    [ ] each payroll period.

                  c. [N/A] all payroll periods ending with or within each month.

                  d. [N/A] all payroll periods ending with or within the Plan Year quarter.

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e.    [ ] Nonelective Safe Harbor Contributions (select one)

            1. [ ] The Employer will make a Safe Harbor Nonelective Contribution to the account of each "Eligible Participant" in an amount equal to_____% (may not be less than 3%) of the Employee's Compensation for the Plan Year.

            2. [N/A] The Employer will make a Safe Harbor Nonelective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan):

      FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term "Eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:

      f.    [ ] Highly Compensated Employees.

      g. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).

      h.    [N/A ] Other:_______________________________________________
                  (must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1 401(k)-l(b)(3) and 1.401(m)-l(b)(3)).

      SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS

      i. [ ] N/A The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement

      j. [ ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:

            _________________________________________(enter the first day of the
            Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions

31.   FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section

            12.1(a)(2))

      NOTE: Regardless of any election below, if the ACP test safe harbor is being used (i e, Question 30.c is selected), then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

      a. [ ] N/A There will not be any matching contributions (Skip to Question 33).

      b.    [X] The Employer ... (select 1. or 2.)

            1. [X] may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's Elective Deferrals.

            2. [ ] will make matching contributions equal to___% (e g , 50) of the Participant's Elective Deferrals, plus:

                  a.    [ ] N/A

                  b. [ ] an additional discretionary percentage, to be determined by the Employer

            AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched: (select 3 and/or 4. OR 5.)

            3.    [ ]__________% of a Participant's Compensation.

            4.    [N/A]$__________________.

            5. [ X ] a discretionary percentage of a Participant's Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

      c. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

      d. [ ] The Employer will make matching contributions equal to the sum of ___% of the portion of the Participant's Elective Deferrals which do not exceed _____% of the Participant's Compensation or $________________ plus ___________% of the portion of the
            Participant's Elective Deferrals which exceed ___________% of the Participant's Compensation or $____________, but does not exceed ___________________________% of the Participant's Compensation or $____________.


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      NOTE: If c. or d. above is elected, the Plan may violate the Code Section
            401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase.

      PERIOD OF DETERMINING MATCHING CONTRIBUTIONS

      Matching contributions will be determined on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

      e.    [X] the entire Plan Year.

      f.    [ ] each payroll period.

      g.    [N/A] all payroll periods ending within each month.

      h. [N/A] all payroll periods ending with or within the Plan Year quarter.

      THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:

      i.    [X] N/A.

      j.    [N/A] $_______________

      MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

      k.    [X] all Participants.

      1.    [ ] only Non-Highly Compensated Employees.

      SHALL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?

      m. [ ] Yes. If elected, ALL matching contributions will be fully Vested and will be subject to restrictions on withdrawals. In addition, Qualified Matching Contributions may be used in either the ADP or ACP test.

      n.   [X] No.

32 ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:

      REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.

      a.    [X] N/A.

      b.    [N/A] No service requirement.

      c. [N/A] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      d. [N/A] A Participant must complete at least_______(may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.

      (except as otherwise provided in i. through k. below).

      e. [X] A Participant must complete more than___500_____Hours of Service (not more than 500) (or,________months of service (not more than three (3)) if the Elapsed Time Method is elected).

      f. [N/A] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      g. [N/A] Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      h. [ ] Participants will share in such allocations, regardless of service.

      PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):

      i.    [ X ] Death.

      j.    [ X ] Total and Permanent Disability.

      k.    [ X ] Early or Normal Retirement.

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      AND, if 32 c., d., f., or g. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

      l.    [X] No or N/A

      m. [N/A] Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).

33. FORMULA FOR DETERMINING EMPLOYER'S PROFIT SHARING CONTRIBUTION (Plan
    Section 12.l(a)(3))

      (d. may be selected in addition to b. or c.)

      a. [ ] N/A No Employer Profit Sharing Contributions may be made (other than top heavy minimum contributions)(Skip to Question 34).

      b. [X] Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.

      c. [ ] Discretionary, to be determined by the Employer, out of current or accumulated Net Profits.

      d. [ ] Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to this Adoption Agreement. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 15, nor to any service or employment conditions set forth in Question 35.

            AND, if d. is selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?

            1.    [ ] Yes.

            2.    [ ] No.

            AND, if d. is selected, shall the amounts allocated on behalf of a Participant for a Plan Year pursuant to e. or f. below be reduced (offset) by the Prevailing Wage Contribution made on behalf of such Participant for the Plan Year under this Plan?

            3. [ ] No. (If selected, then the Prevailing Wage Contribution will be added to amounts allocated pursuant to e. or f. below.)

            4.    [ ] Yes.

      CONTRIBUTION ALLOCATIONS

      If b. or c. above is selected, the Employer's discretionary profit sharing contribution for a Plan Year will be allocated as follows:

      e.    [X]   NON INTEGRATED ALLOCATION

            1. [X] In the same ratio as each Participant's Compensation bears to the total of such compensation of all Participants.

            2. [N/A] In the same dollar amount to all Participants (per capita).

            3. [N/A] In the same dollar amount per Hour of Service completed by each Participant.

            4. [N/A] In the same proportion that each Participant's points bears to the total of such points of all participants. A Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

                  a. [ ]____point(s) shall be allocated for each Year of Service (or Period of Service if the Elapsed Time Method is elected). However, the maximum Years of Service (or Periods of Service) taken into account shall not exceed__(leave blank if no limit on service applies).

                  b. [ ]____point(s) shall be allocated for each full $___(may not exceed $200) of Compensation.

                  c. [ ]____point(s) shall be allocated for each year of age as of the end of the Plan Year.

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      f.    [N/A] INTEGRATED ALLOCATION

            In accordance with Plan Section 4. 3(b)(2) based on a Participant's Compensation in excess of:

            1.    [   ] The Taxable Wage Base.

            2.    [   ] _______% (not to exceed 100%) of the Taxable Wage Base
                        (See Note below).

            3.    [   ] 80% of the Taxable Wage Base plus $1.00.

            4.    [   ] $_______(not greater than the Taxable Wage Base) (See
                        Note below).

            NOTE: The integration percentage of 5.7% shall be reduced to:

                        1. 4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

                        2. 5.4% if 3. is elected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

                        3.

34.   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))

      NOTE: Regardless of any election made in this Question, the Plan automatically permits Qualified Non-Elective Contributions to correct a failed ADP or ACP test.

      a.    [   ] N/A. There will be no additional Qualified Non-Elective
                  Contributions except as otherwise provided in the Plan.

      b.    [   ] The Employer will make a Qualified Non-Elective Contribution equal to _____% of the total Compensation of those Participants eligible to share in the allocations.

      c.    [ X ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those Participants eligible to share in the allocations.

      d.    [   ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated equally to all Participants eligible to share in the allocations (per capita).

      AND, if b., c. or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:

      e.    [   ] all Participants.

      f.    [ X ] only Non-Highly Compensated Employees.

35. REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12 7(g)) AND FORFEITURES.

      a.    [   ] N/A. Plan does not permit such contributions.

      b.    [ X ] Requirements for Participants who are actively employed at the end of the Plan Year

                        1.    [   ] No service requirement

                        2.    [N/A] A Participant must complete a Year of
                                    Service (or Period of Service if the Elapsed
                                    Time Method is elected) (Could cause the Plan to violate coverage requirements under Code Section 410(b))

                        3.    [ X ] A Participant must complete at least 500
                                    (may not be more than 500) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code
                                    Section 410(b).)

      REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below)

      c.    [   ] A Participant must complete more than _______ Hours of Service
                  (not more than 500)

                        (or _______ months of service (not more than three (3)) if the Elapsed Time Method is elected).

      d.    [N/A] A Participant must complete a Year of Service (or Period of
                  Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      e.    [ X ] Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      f.    [N/A] Participants will share in such allocations, regardless of service.




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                                       18
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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

      PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):

      g.    [X] Death.

      h.    [X] Total and Permanent Disability.

      i.    [X] Early or Normal Retirement.

      AND, if 35.b.2, b.3, d. or e. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

      j.    [N/A] No or N/A.

      k.    [X]   Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).

36    FORFEITURES (Plan Sections 1.27 and 4 3(e))

      Except as provided in Plan Section 1.27, a Forfeiture will occur (if no election is made, a. will apply):

      a.    [X]   as of the earlier of (1) the last day of the Plan Year in
                  which the Former Participant incurs five (5) consecutive
                  1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.

      b.    [N/A] as of the last day of the Plan Year in which the Former
                  Participant incurs five (5) consecutive 1-Year Breaks in Service.

      Will Forfeitures first be used to pay any administrative expenses?

      c.    [X] Yes.

      d.    [ ] No.

      AND, EXCEPT as otherwise provided below with respect to Forfeitures attributable to matching contributions, any remaining Forfeitures will be...

      e.    [N/A] added to any Employer discretionary contribution.

      f.    [X]   used to reduce any Employer contribution.

      g.    [N/A] added to any Employer matching contribution and allocated as an additional matching contribution.

      h.    [N/A] allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year.

      FORFEITURES OF MATCHING CONTRIBUTIONS WILL BE...

      i.    [X]   N/A Same as above or no matching contributions.

      j.    [N/A] used to reduce the Employer's matching contribution.

      k.    [N/A] added to any Employer matching contribution and allocated as an additional matching contribution.

      l.    [N/A] added to any Employer discretionary profit sharing
                  contribution.

      m.    [N/A] allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

      n.    [N/A] allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

37    ALLOCATIONS OF EARNINGS (Plan Section 4 3(c))

      Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined...

      a.    [X]   N/A All assets in the Plan are subject to Participant
                  investment direction.

      b.    [N/A] by using a weighted average based on the amount of time that has passed between the date a contribution or distribution was made and the date of the prior Valuation Date.

      c.    [N/A] by treating one-half of all such contributions as being a part of the Participant's non segregated account balance as of the previous Valuation Date.

      d.    [N/A] by using the method specified in Plan Section 4.3(c) (balance forward method).

      e.    [N/A] other:___________________________________________
                  (must be a definite predetermined formula that is not based on Compensation and that satisfies the nondiscrimination requirements of Regulation 1.401(a)(4)-4 and is applied uniformly to all Participants).

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38.   LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

      If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code
      Section 419(e), or an individual medical account, as defined in Code
      Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

      a. [N/A] N/A. The Employer does not maintain another qualified defined contribution plan.

      b. [N/A] The provisions of Plan Section 4.4(b) will apply as if the other plan were a Master or Prototype Plan.

      c. [ X ] Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion: ______ Reductions must be made from other plans first _______.

DISTRIBUTIONS

39.   FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

      Distributions under the Plan may be made in (select all that apply)...

      a.    [ X ] lump-sums.

      b.    [N/A] substantially equal installments.

      c. [N/A] partial withdrawals provided the minimum withdrawal is $______.

      AND, pursuant to Plan Section 6.12,

      d.    [ X ] no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).

                  AND, if this is an amendment that is eliminating annuities, then an annuity form of payment is not available with respect to distributions that have an Annuity Starting Date beginning on or after:

                  1.    [ X ] N/A.

                  2.    [   ] ___________(may not be a retroactive date), except
                              that regardless of the date entered, the amendment will not be effective prior to the time set forth in Plan Section 8.1(e).

      e.    [N/A] annuities are allowed as the normal form of distribution (Plan
                  Section 6.12 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse's death benefit) will be equal to:

                        1.    [   ] 100% of Participant's interest in the Plan.

                        2.    [   ] 50% of Participant's interest in the Plan.

                        3.    [   ] ______% (may not be less than 50%) of a
                                    Participant's interest in the Plan.

              AND, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:

                        4.    [   ] N/A.

                        5.    [   ] Joint and 100% survivor annuity.

                        6.    [   ] Joint and 75% survivor annuity.

                        7.    [   ] Joint and 66 2/3% survivor annuity.

      NOTE: If only a portion of the Plan assets may be distributed in an annuity form of payment, then select d. AND e., and the assets subject to the joint and survivor annuity provisions will be those assets attributable to (specify):______________________(e.g., the money purchase pension plan that was merged into this Plan)

      AND, distributions may be made in

      f.    [ X ] cash only (except for insurance or annuity contracts)

      g.    [   ] cash or property


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40.   CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

      Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:

      a.    [N/A] No distributions may be made until a Participant has reached
                  Early or Normal Retirement Date.

      b.    [ X ] Distributions may be made as soon as administratively feasible at the Participant's election.

      c.    [N/A] The Participant has incurred ______ 1-Year Break(s) in Service
                  (or Period(s) of Severance if the Elapsed Time Method is elected).

      d.    [N/A] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.

      e.    [N/A] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.

      f.    [N/A] Distributions may be made at the Participant's election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.

      g.    [N/A] Distributions may be made at the Participant's election as soon as administratively feasible_________ months following termination of employment.

      h.    [N/A] Other:________________________________________________
                  (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4 and may not exceed the limits of Code Section 401(a)(14) as set forth in Plan Section 6.7).

41.   INVOLUNTARY DISTRIBUTIONS

      Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?

      a.     [ X ] Yes.

      b.     [   ] No.

42.   MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))

      NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).

      The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

      a.    [ X ] N/A (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)

      b     [N/A] April 1st of the calendar year following the year in which the
                  Participant attains age 70 1/2 (The pre-SBJPA rules will continue to apply.)

      c.    [   ] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):

                  1.    [   ] A Participant who was already receiving required
                              minimum distributions under the pre-SBJPA rules as of______________________(not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:

                              a.    [   ] N/A Annuity distributions are not
                                          permitted.

                              b.    [   ] Upon the recommencement of
                                          distributions, the original Annuity
                                          Starting Date will be retained.

                              c.    [   ] Upon the recommencement of
                                          distributions, a new Annuity Starting
                                          Date is created.

                  2.    [   ] A Participant who had not begun receiving required
                              minimum distributions as of ______________________ (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age
                              70 1/2) will apply to all such Participants unless the option below is elected:

                              a.     [   ] N/A.

                              b.     [   ] The in-service distribution option is
                                          eliminated with respect to
                                          Participants who attain age 70 1/2 in
                                          or after the calendar year that begins
                                          after the later of (1) December 31,
                                          1998, or (2) the adoption date of the
                                          amendment and restatement to bring the
                                          Plan into compliance with SBJPA. (This
                                          option may only be elected if the
                                          amendment to eliminate the in-service
                                          distribution is adopted no later than
                                          the last day of the remedial amendment
                                          period that applies to the Plan for
                                          changes under SBJPA.


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43.   DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))

      Distributions upon the death of a Participant prior to receiving any benefits shall...

      a.    [ X ] be made pursuant to the election of the Participant or beneficiary.

      b.    [N/A] begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.

      c.    [N/A] be made within 5 (or if lesser ____) years of death for all beneficiaries.

      c.    [N/A] be made within 5 (or if lesser ____) years of death for all beneficiaries, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the life expectancy) of such surviving spouse.

44.   HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)

      a.    [ ] No hardship distributions are permitted.

      b.    [X] Hardship distributions are permitted from the following accounts (select all that apply):

                  1.    [ X ] All accounts.

                  2.    [N/A] Participant's Elective Deferral Account.

                  3.    [N/A] Participant's Account attributable to Employer
                              matching contributions.

                  4.    [N/A] Participant's Account attributable to Employer
                              profit sharing contributions.

                  5.    [N/A] Participant's Rollover Account.

                  6.    [N/A] Participant's Transfer Account.

                  7.    [N/A] Participant's Voluntary Contribution Account.

      NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.

      AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to distributions made from all accounts?

      (Note: The safe harbor hardship rules automatically apply to hardship distributions of Elective Deferrals)

      c.    [N/A] No or N/A. The provisions of Plan Section 6.11 apply to hardship distributions from all accounts other than a Participant's Elective Deferral Account.

      d.      [X] Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

      AND, are distributions restricted to those accounts in which a Participant is fully Vested?

      e.    [N/A] Yes, distributions may only be made from accounts which are fully Vested.

      f.    [ X ] No. (If elected, the fraction at Plan Section 6.5(i) shall apply in determining vesting of the portion of the account balance not withdrawn)

      AND, the minimum hardship distribution shall be

      g.    [N/A] N/A. There is no minimum.

      h.    [ X ] $ 1000    (may not exceed $1,000).
                    -------

45.   IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)

      a.    [ X ] In-service distributions may not be made (except as otherwise elected for Hardship Distributions).

      b.    [   ] In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select all that apply):

                        1.    [X] the Participant has attained age ____.

                        2.    [N/A] the Participant has reached Normal
                                    Retirement Age.

                        3.    [N/A] the Participant has been a Participant in
                                    the Plan for at least _______ years (may not be less than five (5)).

                        4.    [N/A] the amounts being distributed have
                                    accumulated in the Plan for at least two (2) years.


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AND, in-service distributions are permitted from the following accounts (select all that apply):

      c.    [ X ] All accounts.

      d.    [N/A] Participant's Elective Deferral Account.

      e.    [N/A] Qualified Matching Contribution Account and portion of
                  Participant's Account attributable to Employer matching contributions.

      f.    [N/A] Participant's Account attributable to Employer profit sharing contributions.

      g.    [N/A] Qualified Non-Elective Contribution Account.

      h.    [N/A] Participant's Rollover Account.

      i.    [N/A] Participant's Transfer Account.

      j.    [N/A] Participant's Voluntary Contribution Account.

      NOTE: Distributions from a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account (including 401(k) Safe Harbor Contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2.

      AND, are distributions restricted to those accounts in which a Participant is fully Vested?

      k.    [ X ] Yes, distributions may only be made from accounts which are fully Vested

      l.    [N/A] No (If elected, the fraction at Plan Section 6.5(i) will apply in determining vesting of the portion of the account balance not withdrawn.)

      AND, the minimum distribution shall be...

      m.    [ X ] N/A There is no minimum.

      n.    [N/A] $______(may not exceed $1,000).

NONDISCRIMINATION TESTING

46.   HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

      NOTE: If this is a GUST restatement, complete the questions in this Section retroactively to the first Plan Year beginning after 1996.

      TOP-PAID GROUP ELECTION. Will the top-paid group election be made? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made)

      a.    [ X ] Yes, for the Plan Year beginning in:

      b.    [N/A] No, for the Plan Year beginning in: ____________

      CALENDAR YEAR DATA ELECTION. Will the calendar year data election be used?

      (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)

      c.    [ X ] Yes, for the Plan Year beginning in: __________________

      d.    [N/A] No, for the Plan Year beginning in: ____________

47. ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The ADP ratio and ACP ratio for Non-Highly Compensated Employees will be based on the following. The election made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended to a different election:

      a.    [N/A] N/A This Plan satisfies the ADP Test Safe Harbor rules and there are no contributions subject to an ACP test or for all Plan Years beginning in or after the Effective Date of the Plan or, in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.

      b.    [N/A] PRIOR YEAR TESTING: The prior year ratio will be used for the
                  Plan Year beginning in: ______________

                (Note: If this election is made for the first year the Code
                Section 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

      c.    [ X ] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in ___________

      NOTE: In any Plan Year where the ADP Test Safe Harbor is being used but not the ACP Test Safe Harbor, then c above must be used if an ACP test applies for such Plan Year.


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TOP HEAVY REQUIREMENTS

48. TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits: (If b., c., d. or e. is elected, f. must be completed).

      a.    [ X ] N/A.  The Employer does not maintain a Defined Benefit Plan.
                  (Go to next Question).

      b.    [   ] The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).

      c.    [   ] 5% defined contribution minimum.

      d.    [   ] 2% defined benefit minimum.

      e.    [   ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

                  ______________________________________________________________

      NOTE: If c., d., or e., is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

      AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for Top Heavy purposes shall be based on...

      f.    [   ] Interest Rate:____________________________________

                  Mortality Table:__________________________________

49. TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits:

      a.    [ X ] N/A. The Employer does not maintain another qualified defined contribution plan.

      b.    [   ] The full top heavy minimum will be provided in each plan.

      c.    [   ] A minimum, non-integrated contribution of 3% of each Non-Key
                  Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412).

      d.    [   ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415:

                  ______________________________________________________________

      NOTE: If c. or d. is selected and both plans do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

MISCELLANEOUS

50.   LOANS TO PARTICIPANTS (Plan Section 7.6)

      a.    [   ] Loans are not permitted.

      b.    [ X ] Loans are permitted.

      IF loans are permitted (select all that apply)...

      c.    [ X ] loans will be treated as a Participant directed investment.

      d.    [N/A] loans will only be made for hardship or financial necessity.

      e.    [ X ] the minimum loan will be ____ $1000 ____ (may not exceed
                  $1,000).

      f.    [ X ] a Participant may only have ___ 2 ___ (e.g., one (1)) loan(s)
                  outstanding at any time.

      g.    [ X ] all outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution).

      h.    [ X ] loans will only be permitted from the following accounts
                  (select all that apply):

                        1     [ X ] All accounts.

                        2.    [N/A] Participant's Elective Deferral Account.

                        3.    [N/A] Qualified Matching Contribution Account
                                    and/or portion of Participant's Account
                                    attributable to Employer matching
                                    contributions.

                        4.    [N/A] Participant's Account attributable to
                                    Employer profit sharing contributions.

                        5.    [N/A] Qualified Non-Elective Contribution Account.


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                        6.    [N/A] Participant's Rollover Account.

                        7.    [N/A] Participant's Transfer Account.

                        8.    [N/A] Participant's Voluntary Contribution
                                    Account.

                  NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

51.   DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)

      a.    [N/A] Participant directed investments are not permitted

      b.    [ X ] Participant directed investments are permitted for the following accounts (select all that apply):

                        1.    [ X ] All accounts.

                        2.    [N/A] Participant's Elective Deferral Account.

                        3.    [N/A] Qualified Matching Contribution Account
                                    and/or portion of Participant's Account
                                    attributable to Employer matching
                                    contributions.

                        4.    [N/A] Participant's Profit Sharing Account.

                        5.    [N/A] Qualified Non-Elective Contribution Account.

                        6.    [N/A] Participant's Rollover Account.

                        7.    [N/A] Participant's Transfer Account.

                        8.    [N/A] Participant's Voluntary Contribution
                              Account.

                        9.    [N/A] Other:______________________________________

      AND, is it intended that the Plan comply with Act Section 404(c) with respect to the accounts subject to Participant investment direction?

      c.    [N/A] No

      d.    [ X ] Yes

      AND, will voting rights on directed investments be passed through to Participants?

      e.    [ X ] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c)

      f.    [N/A] Yes, for Employer stock only

      g.    [N/A] Yes, for all investments

52.   ROLLOVERS (Plan Section 4.6)

      a.    [N/A] Rollovers will not be accepted by this Plan.

      b.    [ X ] Rollovers will be accepted by this Plan.

      AND, if b is elected, rollovers may be accepted...

      c.    [ X ] from any Eligible Employee, even if not a Participant

      d.    [N/A] from Participants only.

      AND, distributions from a Participant's Rollover Account may be made

      e.    [N/A] at any time

      f.    [ X ] only when the Participant is otherwise entitled to a distribution under the Plan.

53.   AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)

      a.    [ X ] After-tax voluntary Employee contributions will not be allowed

      b.    [N/A] After-tax voluntary Employee contributions will be allowed

54.   LIFE INSURANCE (Plan Section 7.5)

      a.    [ X ] Life insurance may not be purchased

      b.    [N/A] Life insurance may be purchased at the option of the
                  Administrator

      c.    [N/A] Life insurance may be purchased at the option of the
                  Participant

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      AND, if b. or c. is elected, the purchase of initial or additional life insurance will be subject to the following limitations (select all that apply):

      d.    [N/A] N/A, no limitations.

      e.    [N/A] each initial Contract will have a minimum face amount of
                  $________.

      f.    [N/A] each additional Contract will have a minimum face amount of
                  $________.

      g.    [N/A] the Participant has completed __ Years of Service (or Periods of Service).

      h.    [N/A] the Participant has completed __ Years of Service (or Periods of Service) while a Participant in the Plan.

      i.    [N/A] the Participant is under age __ on the Contract issue date.

      j.    [N/A] the maximum amount of all Contracts on behalf of a Participant may not exceed $________.

      k.    [N/A] the maximum face amount of any life insurance Contract will be
                  $________.

GUST TRANSITION RULES

      The following questions only apply if this is a GUST restatement (i.e., Question 6.c is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

55.   COMPENSATION

      The family aggregation rules of Code Section 401(a)(17) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

      a.    [N/A] The first day of the first Plan Year beginning after 1996.

      b.    [N/A] __________________(may not be prior to the first day of the first Plan Year beginning in 1997 and may not be later than the first day of the Plan Year following the Plan Year in which this GUST restatement is adopted).

                  NOTE: If family aggregation continued to apply after 1996, the
                        Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

56.   LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

      If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code
      Section 415(e) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective with respect to Limitation Years beginning on or after:

      a.    [N/A] N/A The Employer does not maintain, and has never maintained, a qualified defined benefit plan or the provisions of Code
                  Section 415(e) have already been removed from this Plan.

      b.    [N/A] ______________(may not be prior to the first Limitation Year beginning in 2000 and may not be later than the first Limitation Year beginning after the Limitation Year in which this GUST restatement is adopted).

      NOTE: If the Code Section 415(e) limits continued to apply to Limitation
            Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

      AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

      c.    [N/A] N/A The effective date of the GUST restatement is the date the provisions of Code Section 415(e) no longer apply to this Plan.

      d.    [N/A] ______________________________________________________

      NOTE: If the top heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.


(C)Copyright 2001 ARS

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

57.   INVOLUNTARY DISTRIBUTIONS

      If the Plan provides for involuntary distributions (i.e., 41.a. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:

      a.    [N/A] N/A. The plan doesn't provide for involuntary distributions less than $5,000.

      b.    [N/A] August 6, 1997, or if later____(leave blank if not
                  applicable).

58.   MINIMUM DISTRIBUTIONS

      The proposed Code Section 401(a)(9) Regulations issued in January 2001 apply with respect to distributions under the Plan made on or after January 1, 2001, unless a later date is specified below:

      a.    [N/A] N/A.

      b.    [N/A] _____________(may be any date in 2001 or the first day of any calendar year after 2001).

      AND, if b. is selected, for years prior to the date specified above, life expectancies for minimum distributions required pursuant to Code Section 401(a)(9) shall...

      c.    [N/A] be recalculated at the Participant's election.

      d.    [N/A] be recalculated.

      e.    [N/A] not be recalculated.

59. ADP AND ACP TESTS. For Plan Years beginning in and prior to the Plan Year in which the restatement is adopted, the following will apply:

      ADP TEST:

      a.    [N/A] PRIOR YEAR TESTING: The prior year ratio will be used for the
                  Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(k) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

                  1. [ ] 1997  2. [ ] 1998  3. [ ] 1999  4. [ ] 2000  5. [ ]____

      b.    [N/A] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

                  1. [ ] 1997  2. [ ] 1998  3. [ ] 1999  4. [ ] 2000  5. [ ]____

      ACP TEST:

      c.    [N/A] N/A.

      d.    [N/A] PRIOR YEAR TESTING: The prior year ratio will be used for the
                  Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

                  1. [ ] 1997 2. [ ] 1998  3. [ ] 1999  4. [ ] 2000 5. [ ]_____

      e.    [N/A] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

                  1. [ ] 1997  2. [ ] 1998  3. [ ] 1999 4. [ ] 2000  5. [ ]_____


(C)Copyright 2001 ARS

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with basic Plan document #01. This Adoption Agreement and the basic Plan document shall together be known as Administaff Retirement Services, L.P. Prototype Non-Standardized 401(k) Profit Sharing Plan and Trust #01-005.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Administaff Retirement Services, L.P. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, we agree to notify Administaff Retirement Services, L.P. of any change in address.

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Administaff Retirement Services, L.P. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

Administaff Retirement Services, L.P./ARS

By: /s/ Roger Gaskauf
   _________________________________________________

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------


Telephone: (  )
               -----------------------------------------------------------------

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN


The Employer and Trustee hereby cause this Plan to be executed on December 22, 2003. Furthermore, this Plan may not be used unless acknowledged by Administaff Retirement Services, L.P. or its authorized representative.

EMPLOYER


By: /s/ Walter Riehemann, Vice President
    ----------------------------------------------------------------------------
[ ] The signature of the Trustee appears on a separate trust agreement attached to the Plan,


OR


---------------------------------------
      TRUSTEE


---------------------------------------
      TRUSTEE


---------------------------------------
      TRUSTEE

PARTICIPATING EMPLOYER

By:
   -----------------------------------------------------------------------------

PARTICIPATING EMPLOYER (attach additional signature pages as necessary):

By:
   -----------------------------------------------------------------------------

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN


                                     EGTRRA
                                AMENDMENT TO THE

                                      ARS
                     DEFINED CONTRIBUTION PLAN AND TRUST I















(C)Copyright 2001 ARS

                                   ARTICLE I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

     ---------------------------------------------------------------------------

     THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

     UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:
     1) THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6 YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO
          2002).
     2) ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS (IF THE PLAN IS NOT SUBJECT TO THE QUALIFIED JOINT AND SURVIVOR ANNUITY RULES AND PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.
     3) THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE 6 MONTHS AND THIS WILL ONLY APPLY TO HARDSHIP DISTRIBUTIONS MADE AFTER 2001.
     4)   CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.
     5) FOR TARGET BENEFIT PLANS, THE INCREASED COMPENSATION LIMIT OF $200,000 WILL BE APPLIED RETROACTIVELY (I.E., TO YEARS PRIOR TO 2002).

--------------------------------------------------------------------------------

2.1  VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

     If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

     If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

               Years of vesting service         Nonforfeitable percentage

                         2                             20%
                         3                             40%
                         4                             60%
                         5                             80%
                         6                            100%

     If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

(C)Copyright 2001 ARS

      In lieu of the above vesting schedule, the employer elects the following schedule:
      a. [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).
      b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).
      c. [ ] Other (must be at least as liberal as a. or the b. above):

                Years of vesting service            Nonforfeitable percentage

                    ______________                       ______________%
                    ______________                       ______________%
                    ______________                       ______________%
                    ______________                       ______________%
                    ______________                       ______________%

      The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to ALL matching contributions subject to a vesting schedule.
      d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS (FOR PROFIT SHARING AND 401(k) PLANS ONLY). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
      a. [X] Rollover contributions will not be excluded.
      b. [ ] Rollover contributions will be excluded only with respect to distributions made after _____________. (Enter a date no earlier than December 31, 2001.)
      c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after ____________. (Enter a date. The date may be earlier than December 31, 2001.)

2.3 SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
         [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 CATCH-UP CONTRIBUTIONS (FOR 401(k) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions (Article VI) unless the option below is elected.
         [ ] The plan does not permit catch-up contributions to be made.

2.5 FOR TARGET BENEFIT PLANS ONLY: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

         [N/A] The increased compensation limit will not apply to years prior to 2002.

                                  ARTICLE III
                       VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in
      Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

(C)Copyright 2001 ARS

                                   ARTICLE IV
                             INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
     Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Section 401(a)(11) and 417 of the Code.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                   ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                  ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.



(C) Copyright 2001 ARS

                                   ARTICLE IX
             LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article XIV of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

          a.  $40,000, as adjusted for increases in the cost-of-living under
          Section 415(d) of the Code, or

          b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

          The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                   ARTICLE X
                        MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2      Determination of top-heavy status.

10.2.1 Key employees. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

          a. Distributions during the year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under
               Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under
               Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

          b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3      Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching.


(C) Copyright 2001 ARS
          contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in
          Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                  ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employee, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.


                                  ARTICLE XIII
                          REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                  ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                          SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                  ARTICLE XVI
                   DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

This amendment has been executed this 22nd day of December, 2003.
                                      ----        --------  ----

Name of Employer: Adam's Laboratories, Inc.
                  --------------------------------------

By: /s/ Walter E. Riehemann, Vice President
    ---------------------------------------
               EMPLOYER

Name of Plan: Adam's Laboratories, Inc. Retirement Savings Plan
              -------------------------------------------------


(C)Copyright 2001 ARS

                                   401(a)(9)
                                AMENDMENT TO THE

                                      ARS
                      DEFINED CONTRIBUTIONS PLAN & TRUST I

401(a)(9)

                     ADMINISTAFF RETIREMENT SERVICES, L.P.
                  DEFINED CONTRIBUTION PROTOTYPE PLAN & TRUST

                  MINIMUM DISTRIBUTION REQUIREMENTS AMENDMENT


                                   ARTICLE I
                                 GENERAL RULES

1.1   EFFECTIVE DATE. Unless a later effective date is specified in Section
      6.1 of this Amendment, the provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

1.2 COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. If the effective date of this Amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment equals or exceeds the required minimum distributions determined under this Amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

1.3 PRECEDENCE. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.

1.4 REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5 TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

1.6 ADOPTION BY PROTOTYPE SPONSOR. Except as otherwise provided herein, pursuant to Section 5.01 of the Revenue Procedure 2000-20, the sponsoring organization hereby adopts this amendment on behalf of all adopting employers.


                                   ARTICLE II
                        TIME AND MANNER OF DISTRIBUTION

2.1 REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

2.2 DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

      (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

      (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

      (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

      (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

401(a)(9)

     For purposes of this Section 2.2 and Article IV, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3 Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Articles III and IV of this Amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.


                                  ARTICLE III
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

3.1 Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

     (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

     (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

3.2 Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Article 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.


                                   ARTICLE IV
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

4.1  Death On or After Date Distributions Begin.

     (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

          (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

          (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

          (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

     (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

401(a)(9)

4.2  Death Before Date Distributions Begin.

     (a)  Participant Survived by Designated Beneficiary. Except as provided in
     Article VI, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 4.1.

     (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this
     Section 4.2 will apply as if the surviving spouse were the Participant.

                                   ARTICLE V
                                  DEFINITIONS

5.1 Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2 Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section
     2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3 Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4 Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5 Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

401(a)(9)

                                   ARTICLE VI
                         ADOPTION AGREEMENTS ELECTIONS

      THE QUESTIONS IN THIS ARTICLE VI ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

      UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE VI, THE FOLLOWING DEFAULTS APPLY:

      1) THE MINIMUM DISTRIBUTION REQUIREMENTS ARE EFFECTIVE FOR DISTRIBUTION CALENDAR YEARS BEGINNING WITH THE 2002 CALENDAR YEAR UNLESS A LATER DATE IS SPECIFIED IN SECTION 6.1 OF THIS AMENDMENT.

      2) PARTICIPANTS OR BENEFICIARIES MAY ELECT ON AN INDIVIDUAL BASIS WHETHER THE 5-YEAR RULE OR THE LIFE EXPECTANCY RULE IN THE PLAN APPLIES TO DISTRIBUTIONS AFTER THE DEATH OF A PARTICIPANT WHO HAS A DESIGNATED BENEFICIARY.

6.1 EFFECTIVE DATE OF PLAN AMENDMENT FOR SECTION 401(a)(9) FINAL AND TEMPORARY TREASURY REGULATIONS.

      (X) This Amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after _________________________ (leave blank if this Amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

6.2   ELECTION TO NOT PERMIT PARTICIPANTS OR BENEFICIARIES TO ELECT 5-YEAR RULE.

      Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of this Amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 of this Amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of this Amendment and, if applicable, the elections in Section 6.3 of this Amendment below.

      (X) The provision set forth above in this Section 6.2 shall not apply. Rather, Sections 2.2 and 4.2 of this Amendment shall apply except as elected in Section 6.3 of this Amendment below.

6.3   ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO DESIGNATED
      BENEFICIARIES.

      ( ) If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

      If the above is elected, then this election will apply to:

      ( ) All distributions.

      ( ) The following distributions: ___________________________.

6.4 ELECTION TO ALLOW DESIGNATED BENEFICIARY RECEIVING DISTRIBUTIONS UNDER 5-YEAR RULE TO ELECT LIFE EXPECTANCY DISTRIBUTIONS.

      ( ) A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

401(a)(9)

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN MADE IN ARTICLE VI OF THIS AMENDMENT.

This amendment has been executed this 30th day of December 2003

Name of Plan: Adams Laboratories, Inc. Retirement Savings Plan

Name of Employer: Adams Laboratories, Inc.

EMPLOYER:

By: /s/ Walter E. Riehemann, Vice President
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PARTICIPATING EMPLOYERS:

By:
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By:
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By:
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